EXHIBIT 99

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

                                  MASTER SERVICING

                         MORTGAGE PASS-THROUGH CERTIFICATES

                             06/2001 DISTRIBUTION REPORT

SERIES:  wamu 2001-2                                    WEIGHTED AVERAGE PC RATE:    7.30165%

POOL NUMBER:  1699

____________________________________________________________________________________________

ISSUE DATE:  03/28/2001

CERTIFICATE BALANCE AT ISSUE:    $971,301,068.00

                                                                  CERTIFICATE

                                                    TOTAL         ACCOUNT            CERTIFICATE

                                                    NUMBER OF     ACTIVITY           BALANCE

                                                    MORTGAGES     (@PC RATE)         OUTSTANDING

                                                    _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                    2598                          $858,232,611.48

PRINCIPAL POOL COLLECTION(S):

Scheduled Principal Collection Due Current Month                     $646,589.64

Unscheduled Principal Collection/Reversals                           $662,162.70

Liquidations-in-full                                     156       $59,607,104.75

Net principal Distributed                                          $60,915,857.09    ($60,915,857.09)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                           $0.00

BALANCE CURRENT FISCAL MONTH-END:                       2442                          $797,316,754.39

SCHEDULED INTEREST AT MORTGAGE RATE:                                $5,446,550.92

UNSCHEDULED INTEREST AT MORTGAGE RATE:

Unscheduled Interest Collection/Reversals                                   $0.00

Interest Uncollected on Liquidation                                         $0.00

Interest Uncollected on Non-Earning Assets                                  $0.00

Net Unscheduled Interest Distributed                                        $0.00

OTHER:

Loan Conversion Fees                                                        $0.00

Expense Reimbursements                                                      $0.00

Gain on Liquidations                                                        $0.00

Hazard Insurance Premium Refunds                                            $0.00

Net Other Distributions                                                     $0.00

SCHEDULED SERVICING FEE EXPENSES:                                     $214,558.62

UNSCHEDULED SERVICING FEES:

Unscheduled Service Fee Collections/Reversals                              $0.00

Servicing Fees Uncollected on Liquidation                                   $0.00

Servicing Fees Uncollected/Non-Earning Assets                              $0.00

Net Unscheduled Service Fees Distributed                                    $0.00

MISCELLANEOUS EXPENSES:                                                     $0.00

NET FUNDS DISTRIBUTED:                                             $66,147,849.39

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

                                  MASTER SERVICING

                         MORTGAGE PASS-THROUGH CERTIFICATES

                             06/2001 DISTRIBUTION REPORT

SERIES:  wamu 2001-2                                    WEIGHTED AVERAGE PC RATE:    7.30165%

POOL NUMBER:  1699

____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL

  Loan Count Of              Aggregate Loss

  Incurred Loss                  Amount

__________________         _________________

                 0                     $0.00

*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE

     Principal          Scheduled         Interest        Net Interest                             Total

   Distribution       Interest Due       Adjustment       Distribution          Other          Distribution

__________________  ________________  ________________  ________________  ________________  ________________

    $60,915,857.09     $5,231,992.30             $0.00     $5,231,992.30              $0.00    $66,147,849.39

INSURANCE RESERVES

                         Original         Claims In           Claims           Coverage          Coverage

  Insurance Type         Balance          Progress            Paid            Adjustments        Remaining

___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00              $0.00             $0.00             $0.00              $0.00

Special Hazard         $11,031,626.00             $0.00              $0.00             $0.00    $11,031,626.00

Bankruptcy Bond

   Single-Units           $223,800.00             $0.00              $0.00             $0.00       $223,800.00

   Multi-Units                  $0.00             $0.00              $0.00             $0.00             $0.00

Mortgage Repurchase     $9,606,171.00             $0.00             $0.00              $0.00     $9,606,171.00

DELINQUENT INSTALLMENTS

ONE                          TWO                           THREE

Count  Principal Balance     Count  Principal Balance     Count  Principal Balance

_____  _________________     _____  _________________     _____  _________________

   24      $9,913,468.47         3      $1,866,017.16         0               $0.00

FOUR                         IN FORECLOSURE                ACQUIRED

Count  Principal Balance     Count  Principal Balance     Count  Principal Balance

_____  _________________     _____  _________________     _____  _________________

    0              $0.00         0               $0.00         0              $0.00

The Class Principal Balances of each Class of the Class B1, B2, B3, B4, B5, B6

Certificates immediately after the principal and interest distribution on

06/25/2001 are as follows:

                Class       Class Principal Balance

                B1                $12,141,000.00

                B2                 $9,713,000.00

                B3                 $6,313,000.00

                B4                 $5,342,000.00

                B5                 $2,428,000.00

                B6                 $2,913,968.00

                              __________________

                Total             $38,850,968.00

                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                            EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of May 31, 2001):

SERIES:  2001-2                 POOL NUMBER:  1699

                           I                      II                      III

                     Total Loans In        Total Delinquent         Loans Delinquent

                     Mortgage Pool              Loans                   1 Month

                  --------------------   ---------------------   ---------------------

Dollar Amount:       $797,316,754.39**       $11,779,485.63***        $9,913,468.47***

Number:                         2720                      27                      24

% of Pool:                    100.00%                   1.48%                   1.24%

(Dollars)

% of Pool:                    100.00%                   0.99%                   0.88%

(No. of Loans)

                           IV                       V                      VI

                    Loans Delinquent        Loans Delinquent            Loans In

                        2 Month                  3 Month               Foreclosure

                  --------------------   ---------------------   ---------------------

Dollar Amount:        $1,866,017.16***                $0.00***                 $0.00***

Number:                           3                        0                       0

% of Pool:                    0.23%                     0.00%                   0.00%

(Dollars)

% of Pool:                    0.11%                     0.00%                   0.00%

(No. of Loans)

                          VII

                     Loans Acquired

                  --------------------

Dollar Amount:                $0.00***

Number:                           0

% of Pool:                     0.00%

(Dollars)

% of Pool:                     0.00%

(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all June 01, 2001 scheduled payments and May 01, 2001 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of

May 31, 2001.

Trading Factor, calculated as of distribution date : 0.82087499.

By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including June 01, 2001, and unscheduled prepayments in months prior to June ) can be calculated.